UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934*
Date of Report (Date of earliest event reported): August 2, 2006
MEDIANEWS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-75156	76-0425553
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

101 W. Colfax Avenue, Suite 1100		80202
Denver, Colorado		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (303) 954-6360
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
*The registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

     This Form 8-K/A amends the current report on Form 8-K filed on August 8, 2006 to include Item 9.01(a) Financial Statements of the Businesses Acquired and Item 9.01(b) Pro Forma Financial Information.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
(i)	The audited combined statements of assets acquired and liabilities assumed of the San Jose Mercury News, Contra Costa Times, The Monterey County Herald and St. Paul Pioneer Press and their related publications as of December 25, 2005 and December 26, 2004 and the related audited combined statements of operations, changes in net assets acquired and cash flows for each of the three fiscal years in the period ended December 25, 2005 and notes thereto.

(ii)	The unaudited combined statements of assets acquired and liabilities assumed of the San Jose Mercury News, Contra Costa Times, The Monterey County Herald and St. Paul Pioneer Press and their related publications as of June 25, 2006 and the related unaudited combined statements of operations, changes in net assets acquired and cash flows for the six months ended June 25, 2006.
(b)	Pro Forma Financial Information.

Attached as Exhibit 99.2 are the unaudited Pro Forma Condensed Consolidated Financial Statements and related notes, which include:
(i)	the Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Registrant and the San Jose Mercury News, Contra Costa Times, The Monterey County Herald and St. Paul Pioneer Press for the year ended June 30, 2006, adjusted for the pro forma effects of the acquisitions of the San Jose Mercury News, Contra Costa Times, The Monterey County Herald and St. Paul Pioneer Press as if such acquisitions occurred July 1, 2005; and

(ii)	the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 which gives effect to the acquisitions of the San Jose Mercury News, Contra Costa Times, The Monterey County Herald and St. Paul Pioneer Press as if they had occurred on June 30, 2006.
(c)	Exhibits.

Exhibit No.	Description
99.1	Audited combined statements of assets acquired and liabilities assumed of the San Jose Mercury News, Contra Costa Times, St. Paul Pioneer Press and The Monterey County Herald as of December 25, 2005 and December 26, 2004

Exhibit No.	Description
and the related audited combined statements of operations, net assets acquired and cash flows for each of the three fiscal years in the period ended December 25, 2005 and notes thereto.

The unaudited combined statements of assets acquired and liabilities assumed of the San Jose Mercury News, Contra Costa Times, The Monterey County Herald and St. Paul Pioneer Press and their related publications as of June 25, 2006 and the related unaudited combined statements of operations, changes in net assets acquired and cash flows for the six months ended June 25, 2006.

99.2	MediaNews Group, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements and related notes.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIANEWS GROUP, INC.
Dated: October 16, 2006	By:	/s/ Ronald A. Mayo
Ronald A. Mayo
Vice President, Chief Financial Officer and Duly Authorized Officer of Registrant

Exhibit index

Exhibit No.	Description
99.1	Audited combined statements of assets acquired and liabilities assumed of the San Jose Mercury News, Contra Costa Times, St. Paul Pioneer Press and The Monterey County Herald as of December 25, 2005 and December 26, 2004 and the related audited combined statements of operations, net assets acquired and cash flows for each of the three fiscal years in the period ended December 25, 2005 and notes thereto.

The unaudited combined statements of assets acquired and liabilities assumed of the San Jose Mercury News, Contra Costa Times, The Monterey County Herald and St. Paul Pioneer Press and their related publications as of June 25, 2006 and the related unaudited combined statements of operations, changes in net assets acquired and cash flows for the six months ended June 25, 2006.

99.2	MediaNews Group, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements and related notes.

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